Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell Vice Chairman, President and Chief Financial Officer (650) 234-6000
ROBERT HALF REPORTS THIRD-QUARTER FINANCIAL RESULTS

MENLO PARK, Calif., October 26, 2016 — Robert Half International Inc. (NYSE symbol: RHI) today reported revenues and earnings for the third quarter ended September 30, 2016.
For the quarter ended September 30, 2016, net income was $91 million, or $.71 per share, on revenues of $1.34 billion. Net income for the prior year’s third quarter was $97 million, or $.73 per share, on revenues of $1.31 billion.
For the nine months ended September 30, 2016, net income was $266 million, or $2.06 per share, on revenues of $3.99 billion. For the nine months ended September 30, 2015, net income was $264 million, or $1.98 per share, on revenues of $3.79 billion.
“We saw solid demand in the third quarter, particularly for our accounting and finance-related professional staffing and consulting services,” said Harold M. Messmer, Jr., chairman and CEO of Robert Half. “Our Accountemps and Robert Half Management Resources staffing divisions and Protiviti reported the highest year-over-year revenue gains. Our international operations also posted strong results.”
Messmer added, “Unlevered return on equity for the company remained strong at 33 percent.”
Robert Half management will conduct a conference call today at 5 p.m. EDT. The prepared remarks for this call are available now in the Investor Center of the Robert Half website (www.roberthalf.com/investor-center). Simply click on the Quarterly Conference Calls link. The dial-in number to listen to today’s conference call is 877-814-0475 (+1-706-643-9224 outside the United States). The password is “Robert Half.”
A taped recording of this call will be available for replay beginning at approximately 8 p.m. EDT today and ending at 11:59 p.m. EST on November 26. The dial-in number for the replay is 855-859-2056 (+1-404-537-3406 outside the United States). To access the replay, enter conference ID# 89850299. The conference call also will be archived in audio format on the company’s website at www.roberthalf.com/investor-center.

Founded in 1948, Robert Half is the world’s first and largest specialized staffing firm and a recognized leader in professional consulting and staffing services. The company’s specialized staffing divisions include Accountemps®, Robert Half® Finance & Accounting and Robert Half® Management Resources, for temporary, full-time and senior-level project professionals, respectively, in the fields of accounting and finance; OfficeTeam®, for highly skilled administrative support professionals; Robert Half® Technology, for project and full-time technology professionals; Robert Half® Legal, for project and full-time staffing of lawyers, paralegals and legal support personnel; and The Creative Group®, for interactive, design, marketing, advertising and public relations professionals. Robert Half also is the parent company of Protiviti®, a global consulting firm that helps companies solve problems in finance, technology, operations, governance, risk and internal audit.
Robert Half has staffing and consulting operations in more than 400 locations worldwide.

Certain information contained in this press release and its attachments may be deemed forward-looking statements regarding events and financial trends that may affect the company’s future operating results or financial positions. These statements may be identified by words such as “estimate”, “forecast”, “project”, “plan”, “intend”, “believe”, “expect”, “anticipate”, or variations or negatives thereof, or by similar or comparable words or phrases. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the statements.
These risks and uncertainties include, but are not limited to, the following: the global financial and economic situation; changes in levels of unemployment and other economic conditions in the United States or foreign countries where the company does business, or in particular regions or industries; reduction in the supply of candidates for temporary employment or the company’s ability to attract candidates; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the company’s services, on the company’s ability to maintain its margins; the possibility of the company incurring liability for its activities, including the activities of its temporary employees, or for events impacting its temporary employees on clients’ premises; the possibility that adverse publicity could impact the company’s ability to attract and retain clients and candidates; the success of the company in attracting, training, and retaining qualified management personnel and other staff employees; the company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the company’s SEC filings; the ability of the company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the company will incur as a result of healthcare reform legislation may adversely affect the company’s profit margins or the demand for the company’s services; the possibility that the company’s computer and communications hardware and software systems could be damaged or their service interrupted; and the possibility that the company may fail to maintain adequate financial and management controls and as a result suffer errors in its financial reporting.
Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.
Because long-term contracts are not a significant part of the company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. The company undertakes no obligation to update information contained in this release.
A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUMMARY OF OPERATIONS
(in thousands, except per share amounts)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
	(Unaudited)		(Unaudited)

Net service revenues	$1,338,541	$1,312,718	$3,985,326	$3,790,339
Direct costs of services	786,032	762,917	2,343,852	2,215,949

Gross margin	552,509	549,801	1,641,474	1,574,390

Selling, general and administrative expenses	406,142	390,735	1,211,712	1,138,075
Amortization of intangible assets	326	—	928	—
Interest income, net	(283)	(240)	(695)	(400)

Income before income taxes	146,324	159,306	429,529	436,715
Provision for income taxes	55,755	62,581	163,928	172,362

Net income	$90,569	$96,725	$265,601	$264,353

Diluted net income per share	$.71	$.73	$2.06	$1.98

Shares:
Basic	127,615	131,285	128,491	132,280
Diluted	128,191	132,488	129,216	133,436

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	Quarter Ended September 30,				Nine Months Ended September 30,
	2016		2015		2016		2015
	(Unaudited)				(Unaudited)
REVENUES:
Accountemps	$452,338	33.8%	$434,152	33.1%	$1,361,118	34.1%	$1,277,527	33.7%
OfficeTeam	245,445	18.3%	249,087	19.0%	732,556	18.4%	722,282	19.1%
Robert Half Technology	167,566	12.5%	170,211	13.0%	500,444	12.6%	489,573	12.9%
Robert Half Management Resources	150,899	11.3%	146,372	11.1%	463,378	11.6%	433,560	11.4%
Robert Half Finance & Accounting	105,117	7.9%	110,748	8.4%	324,845	8.2%	319,744	8.5%
Protiviti	217,176	16.2%	202,148	15.4%	602,985	15.1%	547,653	14.4%
Total	$1,338,541	100.0%	$1,312,718	100.0%	$3,985,326	100.0%	$3,790,339	100.0%

GROSS MARGIN:
Temporary and consultant staffing	$380,437	37.4%	$372,762	37.3%	$1,142,980	37.4%	$1,087,324	37.2%
Permanent placement staffing	104,865	99.8%	110,610	99.9%	324,232	99.8%	319,226	99.8%
Risk consulting and internal audit services	67,207	30.9%	66,429	32.9%	174,262	28.9%	167,840	30.6%
Total	$552,509	41.3%	$549,801	41.9%	$1,641,474	41.2%	$1,574,390	41.5%

OPERATING INCOME:
Temporary and consultant staffing	$97,786	9.6%	$102,991	10.3%	$302,802	9.9%	$300,404	10.3%
Permanent placement staffing	20,286	19.3%	24,377	22.0%	66,364	20.4%	67,460	21.1%
Risk consulting and internal audit services	28,295	13.0%	31,698	15.7%	60,596	10.0%	68,451	12.5%
Total	$146,367	10.9%	$159,066	12.1%	$429,762	10.8%	$436,315	11.5%

SELECTED CASH FLOW INFORMATION:
Amortization of intangible assets	$326		$—		$928		$—
Depreciation expense	$16,061		$12,919		$46,771		$39,487
Capital expenditures	$19,540		$18,753		$63,280		$48,276
Open market repurchases of common stock (shares)	1,239		1,551		2,933		2,932

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	September 30,
	2016	2015
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$292,451	$251,818
Accounts receivable, less allowances	$742,824	$731,574
Total assets	$1,871,981	$1,715,272
Current liabilities	$729,676	$664,169
Notes payable and other indebtedness, less current portion	$883	$1,046
Total stockholders’ equity	$1,094,930	$1,006,476

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
The financial results of Robert Half International Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the U.S. Securities and Exchange Commission (“SEC”). To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with revenue growth rates derived from non-GAAP revenue amounts.
Variations in the Company’s financial results include the impact of changes in foreign currency exchange rates and billing days. The Company provides “same billing days and constant currency” revenue growth calculations to remove the impact of these items. These calculations show the year-over-year revenue growth rates for the Company’s lines of business on both a reported basis and also on a same-day, constant-currency basis for global, U.S. and international operations. This information is presented for each of the six most recent quarters. The Company has provided this data because management believes it better reflects the Company’s actual revenue growth rates and aids in evaluating revenue trends over time. The Company expresses year-over-year revenue changes as calculated percentages using the same number of billing days and constant currency exchange rates.
The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to actual revenue growth derived from revenue amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)						Non-GAAP Year-Over-Year Growth Rates (Same Billing Days and Constant Currency)
	2015			2016			2015			2016
	Q2	Q3	Q4	Q1	Q2	Q3	Q2	Q3	Q4	Q1	Q2	Q3
Global
Accountemps	6.6	4.3	5.8	8.4	7.1	4.2	10.1	7.6	7.5	8.3	6.5	4.9
OfficeTeam	6.9	4.8	4.1	4.2	1.8	-1.5	10.8	8.3	5.8	3.7	0.6	-1.3
RH Technology	16.6	13.3	9.6	6.8	1.8	-1.6	18.8	15.4	10.2	6.2	0.9	-1.4
RH Management Resources	2.0	-2.4	4.0	7.5	10.2	3.1	7.9	2.9	7.1	7.7	9.4	3.7
Temporary and consultant staffing	7.5	4.8	5.7	7.0	5.4	1.6	11.3	8.3	7.4	6.7	4.5	2.1
Permanent placement staffing	7.5	8.2	5.1	8.0	2.6	-5.1	13.0	13.6	8.2	8.6	2.1	-4.5
Total staffing	7.5	5.1	5.7	7.1	5.1	1.0	11.5	8.8	7.5	6.9	4.3	1.5
Protiviti	20.4	20.5	13.9	14.4	9.2	7.4	23.4	23.0	15.4	13.7	8.3	7.8
Total	9.2	7.2	6.8	8.1	5.7	2.0	13.1	10.9	8.7	7.8	4.9	2.4

United States
Temporary and consultant staffing	12.4	9.9	9.2	8.5	4.6	0.4	12.4	9.8	8.2	7.3	3.5	0.6
Permanent placement staffing	18.7	16.2	11.5	12.9	3.8	-5.2	18.6	16.1	10.5	11.6	2.7	-5.0
Total staffing	12.9	10.4	9.4	8.9	4.5	-0.1	12.9	10.3	8.4	7.6	3.4	0.1
Protiviti	24.3	24.6	15.5	16.2	7.6	6.1	24.1	24.4	15.1	14.9	6.5	6.3
Total	14.5	12.5	10.3	9.9	5.0	0.9	14.5	12.6	9.5	8.7	3.9	1.1

International
Temporary and consultant staffing	-9.3	-12.8	-7.2	0.5	8.6	7.0	7.7	3.1	4.4	4.5	8.9	8.8
Permanent placement staffing	-11.9	-7.3	-7.8	-2.8	-0.3	-4.9	3.1	8.9	3.5	2.0	0.8	-3.4
Total staffing	-9.7	-12.1	-7.3	0.0	7.2	5.3	7.0	3.9	4.3	4.1	7.7	7.0
Protiviti	4.0	1.2	6.0	5.4	17.3	15.2	20.4	16.4	16.9	8.0	17.5	16.6
Total	-8.2	-10.7	-5.8	0.6	8.4	6.5	8.5	5.3	5.9	4.6	8.9	8.1
The non-GAAP financial measures included in the table above adjust for the following items:
Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. In order to calculate “Constant Currency” revenue growth rates, as-reported amounts are retranslated using foreign exchange rates from the prior year’s comparable period.
Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates a global, weighted-average number of billing days for each reporting period based upon input from all countries and all lines of business. In order to remove the fluctuations caused by comparable periods having different billing days, the company calculates “same billing day” revenue growth rates by dividing each comparative period’s reported revenues by the calculated number of billing days for that period, to arrive at a “per billing day” amount. The “same billing day” growth rates are then calculated based upon the “per billing day” amounts.
The term “same billing days and constant currency” means that the impact of different billing days has been removed from constant currency calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein on Pages 8-10.

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES

REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – GLOBAL
	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016
Accountemps
As Reported	6.6	4.3	5.8	8.4	7.1	4.2
Billing Days Impact	-0.1	-0.2	-0.9	-1.2	-1.1	0.2
Currency Impact	3.6	3.5	2.6	1.1	0.5	0.5
Same Billing Days and Constant Currency	10.1	7.6	7.5	8.3	6.5	4.9
OfficeTeam
As Reported	6.9	4.8	4.1	4.2	1.8	-1.5
Billing Days Impact	-0.1	-0.2	-1.0	-1.2	-1.1	0.2
Currency Impact	4.0	3.7	2.7	0.7	-0.1	0.0
Same Billing Days and Constant Currency	10.8	8.3	5.8	3.7	0.6	-1.3
Robert Half Technology
As Reported	16.6	13.3	9.6	6.8	1.8	-1.6
Billing Days Impact	0.0	-0.1	-1.0	-1.2	-1.1	0.2
Currency Impact	2.2	2.2	1.6	0.6	0.2	0.0
Same Billing Days and Constant Currency	18.8	15.4	10.2	6.2	0.9	-1.4
Robert Half Management Resources
As Reported	2.0	-2.4	4.0	7.5	10.2	3.1
Billing Days Impact	0.0	0.0	-1.0	-1.3	-1.2	0.2
Currency Impact	5.9	5.3	4.1	1.5	0.4	0.4
Same Billing Days and Constant Currency	7.9	2.9	7.1	7.7	9.4	3.7
Temporary and consultant staffing
As Reported	7.5	4.8	5.7	7.0	5.4	1.6
Billing Days Impact	0.0	-0.1	-1.0	-1.3	-1.2	0.2
Currency Impact	3.8	3.6	2.7	1.0	0.3	0.3
Same Billing Days and Constant Currency	11.3	8.3	7.4	6.7	4.5	2.1
Permanent placement staffing
As Reported	7.5	8.2	5.1	8.0	2.6	-5.1
Billing Days Impact	0.0	-0.2	-0.9	-1.2	-1.2	0.2
Currency Impact	5.5	5.6	4.0	1.8	0.7	0.4
Same Billing Days and Constant Currency	13.0	13.6	8.2	8.6	2.1	-4.5
Total staffing
As Reported	7.5	5.1	5.7	7.1	5.1	1.0
Billing Days Impact	0.0	-0.1	-1.0	-1.3	-1.1	0.2
Currency Impact	4.0	3.8	2.8	1.1	0.3	0.3
Same Billing Days and Constant Currency	11.5	8.8	7.5	6.9	4.3	1.5
Protiviti
As Reported	20.4	20.5	13.9	14.4	9.2	7.4
Billing Days Impact	-0.1	-0.2	-0.4	-1.4	-1.1	0.2
Currency Impact	3.1	2.7	1.9	0.7	0.2	0.2
Same Billing Days and Constant Currency	23.4	23.0	15.4	13.7	8.3	7.8
Total
As Reported	9.2	7.2	6.8	8.1	5.7	2.0
Billing Days Impact	0.0	0.0	-0.8	-1.3	-1.1	0.1
Currency Impact	3.9	3.7	2.7	1.0	0.3	0.3
Same Billing Days and Constant Currency	13.1	10.9	8.7	7.8	4.9	2.4

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – UNITED STATES
	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016
Temporary and consultant staffing
As Reported	12.4	9.9	9.2	8.5	4.6	0.4
Billing Days Impact	0.0	-0.1	-1.0	-1.2	-1.1	0.2
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	12.4	9.8	8.2	7.3	3.5	0.6

Permanent placement staffing
As Reported	18.7	16.2	11.5	12.9	3.8	-5.2
Billing Days Impact	0.0	-0.1	-1.0	-1.3	-1.1	0.2
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	18.7	16.1	10.5	11.6	2.7	-5.0

Total staffing
As Reported	12.9	10.4	9.4	8.9	4.5	-0.1
Billing Days Impact	0.0	-0.1	-1.0	-1.3	-1.1	0.2
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	12.9	10.3	8.4	7.6	3.4	0.1

Protiviti
As Reported	24.3	24.6	15.5	16.2	7.6	6.1
Billing Days Impact	-0.2	-0.2	-0.4	-1.3	-1.1	0.2
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	24.1	24.4	15.1	14.9	6.5	6.3

Total
As Reported	14.5	12.5	10.3	9.9	5.0	0.9
Billing Days Impact	0.0	0.1	-0.8	-1.2	-1.1	0.2
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	14.5	12.6	9.5	8.7	3.9	1.1

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – INTERNATIONAL
	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016
Temporary and consultant staffing
As Reported	-9.3	-12.8	-7.2	0.5	8.6	7.0
Billing Days Impact	0.0	-0.2	-1.0	-1.2	-1.2	0.3
Currency Impact	17.0	16.1	12.6	5.2	1.5	1.5
Same Billing Days and Constant Currency	7.7	3.1	4.4	4.5	8.9	8.8

Permanent placement staffing
As Reported	-11.9	-7.3	-7.8	-2.8	-0.3	-4.9
Billing Days Impact	0.0	-0.1	-1.0	-1.1	-1.1	0.2
Currency Impact	15.0	16.3	12.3	5.9	2.2	1.3
Same Billing Days and Constant Currency	3.1	8.9	3.5	2.0	0.8	-3.4

Total staffing
As Reported	-9.7	-12.1	-7.3	0.0	7.2	5.3
Billing Days Impact	0.0	-0.1	-1.0	-1.2	-1.1	0.2
Currency Impact	16.7	16.1	12.6	5.3	1.6	1.5
Same Billing Days and Constant Currency	7.0	3.9	4.3	4.1	7.7	7.0

Protiviti
As Reported	4.0	1.2	6.0	5.4	17.3	15.2
Billing Days Impact	-0.1	-0.2	-0.4	-1.3	-1.3	0.3
Currency Impact	16.5	15.4	11.3	3.9	1.5	1.1
Same Billing Days and Constant Currency	20.4	16.4	16.9	8.0	17.5	16.6

Total
As Reported	-8.2	-10.7	-5.8	0.6	8.4	6.5
Billing Days Impact	0.0	0.0	-0.7	-1.1	-1.1	0.2
Currency Impact	16.7	16.0	12.4	5.1	1.6	1.4
Same Billing Days and Constant Currency	8.5	5.3	5.9	4.6	8.9	8.1